LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED MAY 31, 2012 TO THE

SUMMARY PROSPECTUS DATED DECEMBER 29, 2011 OF

WESTERN ASSET MONEY MARKET FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated December 29, 2011, as supplemented on December 29, 2011 and February 8, 2012, and as may be further amended or supplemented, the fund’s statement of additional information, dated December 29, 2011, as supplemented on May 31, 2012 and as may be further amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated August 31, 2011, are incorporated by reference into this Summary Prospectus.

WASX014646